UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2015 (March 31, 2015)

OXYSURE SYSTEMS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

000-54137	71-0960725
(Commission File Number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX	75033
(Address of Principal Executive Offices)	(Zip Code)

(972) 294-6450

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On March 31, 2015, the Company held an earnings conference call to discuss its financial and operating results for the three months and the year ended December 31, 2014. A copy of the slide presentation used during this earnings conference call is attached hereto as Exhibit 99.2. The Company also issued a press release on March 31, 2015 regarding its financial and operating results for the three months and the year ended December 31, 2014. All of the information in the conference call and in the slide presentation was presented as of March 31, 2015, except for information of which an earlier date is indicated, and the Company does not assume any obligation to update such information in the future. The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 31, 2015 issued by OxySure Systems, Inc.

99.2	Slide Presentation dated March 31, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYSURE SYSTEMS, INC.

March 31, 2015	By:	/s/ Julian T. Ross
Julian Ross
Chairman and CEO

3